Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
13. Income Taxes
The Company’s income tax expense was immaterial for the six months ended June 30, 2025, and 2024.
The Company’s effective tax rate for the six months ended June 30, 2025 and 2024 was approximately 0%. For the periods presented, the difference between the effective tax rate and the federal statutory rate of 21% primarily relates to certain non-deductible
items, the absence of current taxable income, and the full valuation allowance on deferred tax assets.

15.	Income Taxes
Income Taxes and Rate Reconciliation
The Company is subject to U.S. federal and state corporate income taxes. For the years ended December 31, 2024 and 2023, net loss before income taxes was generated in the U.S.
Income taxes consisted of the following for the periods presented (in thousands):

	Year Ended December 31,
	2024	2023
Current:
Federal	$—	$—
State	1	9

Total	1	9

Deferred:
Federal	—	—
State	—	—

Total	—	—

Income taxes	$1	$9

The Company’s effective income tax rate reconciliation was composed of the following for the periods presented (in thousands):

	Year Ended December 31,
	2024	2023
Federal statutory rate, benefit	$(14,586)	$(11,958)
State income taxes, net of benefit	(5,318)	(4,881)
Nondeductible expenses	35	153
Stock-based compensation	2,566	1,618
Change in valuation allowance	20,366	18,099
R&D credits	(3,084)	(3,022)
Other	22	—

Income taxes	$1	$9

The expense for income taxes in the table above related to continuing operations differs from the amounts computed by applying the statutory income tax rate of 21% due to a pretax loss in each period.
Deferred Income Taxes
The components of net deferred tax assets were as follows for the periods presented (in thousands):

	December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$47,448	$35,486
Accrued expenses and other current liabilities	1,666	1,212
Charitable contributions	22	8
Depreciation and amortization	930	756
Stock-based compensation	233	—
Operating lease liabilities	2,136	1,848
Capitalized research and development expense	12,920	8,659
Tenant improvement allowance	—	4
Section 195 capitalization	369	418
Research and development credits	12,076	8,764

Total deferred tax assets	77,800	57,155
Less: valuation allowance	(75,737)	(55,372)

Total deferred tax assets, net of valuation allowance	2,063	1,783

Deferred tax liabilities:
Operating lease right-of-use assets	(2,064)	(1,784)
Other	1	1

Total deferred tax liabilities	(2,063)	(1,783)

Net deferred tax assets	$—	$—

The Company determines its valuation allowance on deferred tax assets by considering whether it is more likely than not that deferred tax assets will be realized. Due to the Company’s history of operating losses, the

Company’s deferred tax assets are not likely to be realized and, accordingly, the Company has provided a full valuation allowance on its deferred tax assets. The valuation allowance increased by $20.4 million and $18.1 million for the years ended December 31, 2024 and 2023, respectively, primarily due to the increase in the Company’s U.S. and state net operating losses (“NOL”) carryforwards and tax credit carryforwards.
Available Carryforwards
As of December 31, 2024, NOLs and tax credit carryforwards were as follows (in millions):

	Amount	Expiration Years
NOLs, federal	$160.8	Indefinite
NOLs, state	154.3	2039
Research and development tax credits, federal	9.4	2039
Research and development tax credits, state	6.7	Indefinite
Under Section 382 and Section 383 of the Internal Revenue Code of 1986, utilization of the Company’s NOL carryforwards and tax credit carryforwards may be subject to a substantial annual limitation if the Company experiences an “ownership change.” An ownership change generally occurs if one or more stockholders or groups of stockholders that own at least 5% of the Company’s stock increase their ownership by more than 50 percentage points over their lowest ownership percentage (by value) within a rolling three-year period. Similar rules may apply under state tax laws. The Company may have experienced an ownership change in the past, and may experience future ownership
changes, some of which are outside of the Company’s control, or future regulatory changes could further limit the Company’s ability to utilize its net operating loss and tax credit carryforwards. The Company has not conducted a study to assess whether a change of control has occurred. Any limitation may result in expiration of a portion of the NOL carryforwards or tax credit carryforwards before utilization; however, such limitation, if any, would not have an impact on the Company’s financial statements as of December 31, 2024 due to the recognition of a full valuation.
Uncertain Tax Positions
A reconciliation of the beginning and ending balance of total gross unrecognized tax benefits was as follows for the periods presented (in thousands):

	December 31,
	2024	2023
Beginning balance of unrecognized tax benefits	$2,441	$1,679
Gross increases based on tax positions related to current year	795	762
Gross increases based on tax positions related to prior years	33	—

Ending balance of unrecognized tax benefits	$3,269	$2,441

The unrecognized tax benefits, if recognized, would not have an impact on the Company’s effective tax rate assuming the Company continues to maintain a full valuation allowance. As of December 31, 2024, no significant increases or decreases are expected to the Company’s uncertain tax positions within the next twelve months.
For the years
ende
d December 31, 2024 and 2023, no material interest and penalties related to unrecognized tax benefits were recognized. The Company is subject to taxation in the United States and various state jurisdictions. All tax years are open for examination. The Company currently has no federal or state tax examinations in progress.